                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

   [ ]  Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]  Definitive Proxy Statement
   [ ]  Definitive Additional Materials
   [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12


                           CONCORDE GAMING CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)  Title of each class of securities to which transaction applies:

        2)  Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4)  Proposed maximum aggregate value of transaction:

        5)  Total fee paid:

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:

        2)  Form, Schedule or Registration Statement No.:

        3)  Filing Party:

        4)  Date Filed:

                           CONCORDE GAMING CORPORATION
                                3290 LIEN STREET
                         RAPID CITY, SOUTH DAKOTA 57702

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 21, 1998
                    ----------------------------------------


TO THE SHAREHOLDERS OF CONCORDE GAMING CORPORATION

          NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the "Meeting") of Concorde Gaming Corporation (the "Company") will be held at the Radisson Hotel, 445 Mt. Rushmore Road, Rapid City, South Dakota, on September 21, 1998, at 10:00 a.m. local time, for the following purposes:

          1.   To elect three directors to the Board of Directors.

          2. To ratify the Board of Directors' selection of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending September 30, 1998.

          3. To consider such other matters as may properly come before the Meeting and at any and all postponements, continuations or adjournments thereof.

          All holders of record of shares of the Company's $0.01 par value common stock at the close of business on August 18, 1998 are entitled to notice of and to vote at the Meeting and at any and all postponements, continuations or adjournments thereof.

          You are cordially invited and urged to attend the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. Shareholders who attend the Meeting may revoke a prior proxy and vote their proxy in person as set forth in the Proxy Statement.

          THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS.

                                       By Order of the Board of Directors

                                       /s/ George J. Nelson

                                       George J. Nelson
                                       Secretary

Rapid City, South Dakota
Dated:  August 18, 1998

                           CONCORDE GAMING CORPORATION
                                3290 LIEN STREET
                         RAPID CITY, SOUTH DAKOTA 57702


                    ----------------------------------------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 21, 1998
                    ----------------------------------------


                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Concorde Gaming Corporation (the "Company") of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held at the Radisson Hotel, 445 Mt. Rushmore Road, Rapid City, South Dakota, on September 21, 1998, at 10:00 a.m. local time, and at any and all postponements, continuations or adjournments thereof (collectively, the "Meeting"). This Proxy Statement, the accompanying form of Proxy (the "Proxy") and the Notice of Annual Meeting will be first mailed or given to the Company's shareholders on or about August 19, 1998.

         All shares of the Company's $0.01 par value common stock (the "Shares") represented by properly executed Proxies received in time for the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein, unless such Proxies have previously been revoked. Unless instructions to the contrary are marked, or if no instructions are specified, Shares represented by Proxies will be voted for the proposals set forth on the Proxy, and in the discretion of the persons named as proxies, on such other matters as may properly come before the Meeting. Any Proxy may be revoked at any time prior to the exercise thereof by submitting another Proxy bearing a later date or by giving written notice of revocation to the Company at the address indicated above or by voting in person at the Meeting. Any notice of revocation sent to the Company must include the shareholder's name, and must be received prior to the Meeting to be effective.

                                     VOTING

         Only holders of record of Shares at the close of business on August 18, 1998 (the "Record Date") will be entitled to receive notice of and to vote at the Meeting. On the Record Date, there were 23,673,126 Shares outstanding, each of which will be entitled to one vote on each matter properly submitted for vote to the shareholders at the Meeting. The presence, in person or by Proxy, of holders of one-third of the Shares entitled to vote at the Meeting constitutes a quorum for the transaction of business at the Meeting.

         THE COMPANY, ITS DIRECTORS AND OFFICERS (AND THEIR AFFILIATES) HELD VOTING POWER, AS OF THE RECORD DATE, WITH RESPECT TO AN AGGREGATE OF 16,890,667 SHARES. THE COMPANY, ITS DIRECTORS AND OFFICERS HAVE STATED THAT THEY INTEND TO VOTE THESE SHARES IN FAVOR OF ALL OF THE PROPOSALS DESCRIBED HEREIN; THEREFORE ALL OF THE PROPOSALS WILL BE APPROVED.

         Votes cast by proxy will be tabulated by an automated system administered by the Company's transfer agent. Votes cast by proxy or in person at the Meeting will be counted by the persons appointed by the Company to act as election inspectors for the Meeting. Abstentions and broker non-votes are each included in the determination of the number of Shares present and voting. Each is tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The current bylaws of the Company (the "Bylaws") provide that the number of directors of the Company shall not be less than three nor more than nine. As provided in the Bylaws, the Board has currently set the total number of directors at three.

         The Board has nominated Mr. Brustuen "Bruce" H. Lien, Mrs. Deanna B. Lien and Mr. Jerry L. Baum for election as directors to serve for a term expiring at the 1999 Annual Meeting of Shareholders and until their successors are elected and qualified. Each of the director nominees are presently serving as directors of the Company, and were elected at the Company's 1997 Annual Meeting of Shareholders. Each of the nominees has consented to be a nominee and to serve as a director if re-elected and it is intended that the Shares represented by properly executed Proxies will be voted for the election of the nominees except where authority to so vote is withheld. The Board has no reason to believe that any of the nominees will be unable to serve as directors or become unavailable for any reason. If, at the time of the Meeting, any of the nominees shall become unavailable for any reason, the persons entitled to vote the Proxy will vote for such substituted nominee or nominees, if any, as such persons shall determine in his or her discretion. The affirmative vote of a plurality of the Shares present or represented and entitled to vote at the Meeting is necessary to elect each director nominee.

         THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ELECT MR. BRUSTUEN "BRUCE" H. LIEN, MRS. DEANNA B. LIEN AND MR. JERRY L. BAUM AS DIRECTORS OF THE COMPANY.

         Information is set forth below regarding the nominees, including the name and age of each director nominee, his or her principal occupation and business experience during the past five years, and the commencement of his or her term as a director of the Company.

                                Principal Occupation or Employment During
                                        the Past Five Years; Other                      Director
Name and Age                                 Directorships                                Since
------------                    -----------------------------------------               --------
Brustuen "Bruce" H.       Chairman of the Board of Directors since August 10,             1990
Lien(1)(2)(3)             1990. Chief Executive Officer of the Company from
   (71)                   April 10, 1995 to March 17, 1997. President and Chief
                          Executive Officer of the Company from October 16, 1991
                          through June 5, 1993. Chairman of the Board of
                          Directors of Pete Lien & Sons, Inc. since 1970.


Jerry L. Baum(2)          Chief Executive Officer since March 17, 1997,                   1995
   (49)                   President since June 1995 and Chief Operating Officer
                          since April 1995. From October 1, 1993 to February
                          1995, Mr. Baum served as Project Director for Bruce H.
                          Lien Company where he was the director of the 4 Bears
                          Casino & Lodge. From March to October 1993, Mr. Baum
                          was manager of operations at the Royal River Casino, a
                          Class III Indian gaming casino owned by the Frandreau
                          Santee Tribe. Prior to 1991, Mr. Baum was Director of
                          Criminal Investigation for the State of South Dakota.

Deanna B. Lien(1)(2)(3)   Vice President and Secretary of Diggers Auto Salvage,           1990
   (54)                   Inc. since 1986. Vice President and Treasurer of the
                          Company from August 10, 1990 to June 29, 1993.

---------------

(1) Member of the Compensation Committee.
(2) Member of the Executive Committee.
(3) Member of the Stock Option Committee.

         At each Annual Meeting of Shareholders, each director is elected to hold office for a one year term expiring at the next succeeding annual meeting or until their successor is duly elected and qualified. Two of the directors, Brustuen "Bruce" H. Lien and Deanna B. Lien are husband and wife. None of the other directors or officers of the Company has any family relationship to any other director or officer.

BOARD AND COMMITTEE MEETINGS

         The Board acted by unanimous written consent on seven (7) occasions and no Board meetings were held during the fiscal year ended September 30, 1997 (the "Fiscal Year"). No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which he or she served during the Fiscal Year.

         STOCK OPTION COMMITTEE. The Board has a Stock Option Committee and during the Fiscal Year its members were Mr. Lien and Mrs. Lien. The Stock Option Committee administers and interprets the Company's 1992 Performance Stock Option Plan (the "Plan") and has authority to determine which persons shall be granted options under the Plan and the terms and conditions of the stock option grants. The Stock Option Committee met once during the Fiscal Year.

         COMPENSATION COMMITTEE. The Board has a Compensation Committee and during the Fiscal Year its members were Mr. Lien and Mrs. Lien. The Compensation Committee performs the following duties: (i) considering and making recommendations to the Board and the officers of the Company with respect to the overall compensation policies of the Company; (ii) approving the compensation payable to all officers of the Company; (iii) reviewing proposed compensation of executives; and (iv) advising the Board as and when appropriate with respect to all of the foregoing. The Compensation Committee did not meet during the Fiscal Year.

         EXECUTIVE COMMITTEE. The Board has an Executive Committee and during the Fiscal Year its members were Mr. Lien, Mr. Baum and Mrs. Lien. The Executive Committee has the authority to conduct the business and affairs of the Company, except where action of the entire Board is specified by statute. The Executive Committee did not meet during the Fiscal Year.

         The Board does not presently have a separate nominating or audit committee, the functions of which are performed by the Board as a whole.

EXECUTIVE OFFICERS

         Information is set forth below regarding the executive officers of the Company, including the name and age of each executive officer, his principal occupation and business experience during the last five years and the date each first became an executive officer of the Company.


                                          Principal Occupation or Employment
Name                          Age             During the Past Five Years
----                          ---         ----------------------------------
Brustuen "Bruce" H. Lien       71     Chairman of the Board of Directors since
                                      August 10, 1990. Chief Executive Officer
                                      from April 10, 1995 to March 17, 1997.
                                      President and Chief Executive Officer of
                                      the Company from October 16, 1991 through
                                      June 5, 1993. Chairman of the Board of
                                      Directors of Pete Lien & Sons, Inc. since
                                      1970.

Jerry L. Baum                  49     Chief Executive Officer since March 17,
                                      1997, President since June 1995 and Chief
                                      Operating Officer since April 1995. From
                                      October 1, 1993 to February 1995, Mr. Baum
                                      served as Project Director for Bruce H.
                                      Lien Company where he was director of the
                                      4 Bears Casino & Lodge. From March to
                                      October 1993, Mr. Baum was manager of
                                      operations at the Royal River Casino, a
                                      Class III Indian gaming casino owned by
                                      the Frandreau Santee Tribe. Prior to 1991,
                                      Mr. Baum was Director of Criminal
                                      Investigation for the State of South
                                      Dakota.

David L. Crabb                 40     Chief Financial Officer, Principal
                                      Accounting Officer since May 1993 and
                                      Treasurer since August 1993. Certified
                                      Public Accountant for Northwestern
                                      Engineering Company and Hills Materials
                                      Company from March 1986 through May 1993.

George J. Nelson               36     Vice President and Corporate Counsel since
                                      September 1993 and Secretary since
                                      September 1995. General Manager of First
                                      Gold, Inc. from March 1, 1990 to August
                                      31, 1993.

         Officers serve at the discretion of the Board and are elected at the first meeting of the Board after each Annual Meeting of Shareholders.

                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning compensation paid by the Company to the Chief Executive Officer ("CEO") and any other executive officer whose total annual salary and bonus exceeded $100,000 during the Fiscal Year ("Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM       ALL OTHER
                                                ANNUAL              COMPENSATION    COMPENSATION
                                              COMPENSATION            AWARDS           ($)
                                       -------------------------   ------------    -------------
                                                                    SECURITIES
                                                                    UNDERLYING
NAME AND                                                             OPTIONS
PRINCIPAL POSITION          YEAR       SALARY ($)      BONUS ($)       (#)
------------------          ----       ----------      ---------   -----------
Bruce H. Lien(1)            1997          -0-             -0-          -0-             -0-
  Chairman of the Board     1996          -0-             -0-          -0-             -0-
                            1995          -0-             -0-          -0-             -0-

Jerry L. Baum(2)            1997        120,000           -0-        400,000           -0-
  Chief Executive Officer   1996        120,000           -0-        300,000           -0-
                            1995        111,667           -0-         59,740           -0-

---------------

(1)  Chief Executive Officer from April 1995 through March 1997.
(2)  Chief Executive Officer since March 1997 and President since June 1995.

         The foregoing compensation tables do not include certain fringe benefits made available on a nondiscriminatory basis to all Company employees such as group health insurance, dental insurance, long-term disability insurance, vacation and sick leave. In addition, some benefits which are made available only to certain of the Company's officers, such as the use of a Company vehicle, are not described, as the monetary value of such benefits is believed to be below 10 percent of each of the Named Executive Officer's annual salary and bonus.

OPTION GRANTS TABLE

         The following table provides information relating to the grant of stock options to the CEO and the Named Executive Officers during the Fiscal Year.


                        OPTION GRANTS IN LAST FISCAL YEAR

                               (INDIVIDUAL GRANTS)

                                                  % of Total
                      Number of Securities      Options Granted
                       Underlying Options       to Employees in       Exercise or Base
        Name               Granted (#)            Fiscal Year          Price ($/Share)        Expiration Date
        ----          --------------------      ---------------       ----------------        ---------------
   Jerry L. Baum             400,000                   50%                   $0.15            January 31, 2007


AGGREGATED OPTION EXERCISE AND FISCAL YEAR-END OPTION TABLE

         The following table provides information relating to the exercise of stock options during the Fiscal Year by the CEO and the Named Executive Officers and Fiscal Year end value of unexercised options.

            AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
                             YEAR-END OPTION VALUES


                         Number of Securities            Value of Unexercised
                        Underlying Unexercised               In-the-Money
                              Options at                      Options at
                              FY-End (#)                     FY-End ($)(1)
       Name            Exercisable/Unexercisable       Exercisable/Unexercisable
       ----            -------------------------       -------------------------
   Jerry L. Baum            276,104/623,896                      $0/$0

----------

(1)  Based on the bid price of the Common Stock on September 30, 1997.

COMPENSATION PURSUANT TO PLANS

         The Company has adopted a Performance Stock Option Plan (the "Plan"), approved by the Shareholders, for the benefit of certain employees, officers and directors of the Company. The Stock Option Committee of the Board of Directors selects the optionees and determines the terms and conditions of the stock options granted pursuant to the Plan. Options to purchase 800,000 shares of Common Stock were granted pursuant to the Plan during Fiscal 1997. In addition, options for the purchase of 314,030 shares, issued in fiscal year 1994, were cancelled and reissued in January 1997. As of September 30, 1997, options to purchase 1,860,000 shares of Common Stock were outstanding pursuant to the Plan, 593,612 of which were vested at September 30, 1997.

COMPENSATION OF DIRECTORS

         The Company does not compensate its directors for their services as directors or pursuant to any other arrangements. The Company reimburses its directors for expenses incurred related to their services as directors.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder require the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies.

         Based on its review of the copies of the Section 16(a) forms received by it, or written representations from certain reporting persons, the Company believes that, during the last fiscal year, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with, except that Mr. Baum, Mr. Crabb and Mr. Nelson each reported one transaction late on a Form 5.

                                 PROPOSAL NO. 2

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         On August 14, 1998, the Board approved the selection of KPMG Peat Marwick LLP as the Company's independent auditors for the year ending September 30, 1998. Representatives of KPMG Peat Marwick LLP will not be present at the Meeting.

         Although it is not required to do so, the Board is submitting its selection of the Company's independent auditors for ratification at the Meeting, in order to ascertain the views of the shareholders regarding such selection. An affirmative vote of the majority of votes cast at the Meeting is necessary to ratify the selection of KPMG Peat Marwick LLP. Whether the proposal is approved or defeated, the Board may reconsider its selection.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         1. During 1997 and 1996, Mr. Lien and BHL Capital Corporation ("BHL Capital"), a company controlled by Mr. Lien, loaned money to the Company under various promissory notes. The amounts loaned varied by month to month and carried an interest rate ranging from prime rate plus 2% to an 18% fixed rate. The Company incurred interest expense relating to these notes payable of $27,699 and $74,318, for Fiscal 1997 and Fiscal 1996, respectively.

         2. From November 1997 through March 1998, the Company borrowed $1,440,000 from Mr. Lien and BHL Capital under various promissory notes that are due on demand and bear interest at 18%.

         3. In March 1998, the Company borrowed an additional $500,000 from Mr. Lien to repay a bank term note that was due in June 1998 and for working capital. This loan is evidenced by a promissory note which requires monthly payments of $8,500 plus accrued interest at 12% per annum, with the balance due on March 5, 1999. In connection with this loan, the Company pledged all of the assets of Golden Gates Casino to a third party lender of Mr. Lien, as consideration for the third party lender's loan of $500,000 to Mr. Lien, who then loaned such amount to the Company.

         4. In consideration for the Project Line of Credit (defined below) and the Working Capital Line of Credit (defined below), as well as the personal guarantees of Mr. Lien under the Line of Credit (defined below), on April 20, 1998, the Company entered into an option agreement (the "Option Agreement") with Mr. Lien, under which the Company granted Mr. Lien an option (the "Option") to purchase all or a portion of the Company's interest in Bayfront Ventures, a joint venture formed for the purpose of constructing, owning, operating and managing an offshore gaming vessel (the "Vessel") from dockage at Bayfront Park in Miami, Florida. The Option may be exercised by Mr. Lien at any time on or prior to April 20, 1999 ("Option Expiration Date"). The exercise price shall be equal to the total Capital Contribution (defined below) made by the Company to Bayfront Ventures up to the exercise date, plus certain costs incurred by the Company in connection with Bayfront Ventures, and financing costs incurred by the Company on all obligations related to Bayfront Ventures, less any advances made under the Project Line of Credit, each as of the date of exercise. In addition, Mr. Lien shall be required to assume all of the Company's obligations related to Bayfront Ventures.

         5. In April 1998, BHL Capital agreed to provide the Company with a line of credit in the amount of $3,000,000 (the "Project Line of Credit"), which may be used to fund the Company's capital contribution (the "Capital Contribution") to Bayfront Ventures. Advances under the Project Line of Credit will bear interest at a rate of 18% per annum, which interest shall accrue until the earlier of the date the Option is exercised or the Option Expiration Date (the "Payment Start Date"), and principal and interest shall be payable over three years beginning on the Payment Start Date. As of June 30, 1998, the Company had borrowed $835,000 under the Project Line of Credit.

         6. In April 1998, Mr. Lien signed a commitment letter whereby he agreed to provide additional working capital to the Company in an amount not to exceed $500,000 (the "Working Capital Line of Credit"), the terms of which will be negotiated in the event advances are made under the Working Capital Line of Credit.

         7. Mr. Lien, and/or Mrs. Lien, as indicated below, have pledged assets and/or personally guaranteed loans in order for the Company to obtain financing which otherwise may not have been available to the Company, as follows:

                  (a) Personal guarantee, by Mr. Lien, of a note payable to an unrelated third party, dated December 1993, for $2,400,000 for construction of the 4 Bears Casino & Lodge. The balance on the note at September 30, 1997 was $0.

                  (b) Personal guarantee, by Mr. Lien, of a note payable to a bank, dated January 1994, for $66,589 for acquisition of stock in Bayou Gaming, Inc. The balance on the note at September 30, 1997 was $0.

                  (c) Personal guarantee, by Mr. Lien, of a note payable to a bank, dated June 1996, for $800,000 for video lottery machines. The balance on the note at September 30, 1997 was $466,667.

                  (d) Personal guarantee, by Mr. Lien, of a short-term revolving note payable to a bank, dated June 1996, for $500,000. The balance on the note at September 30, 1997 was $0.

                  (e) Personal guarantee, by Mr. Lien, of a conditional credit line to a bank, dated April 1996, for $100,000. The balance on the note at September 30, 1997 was $0.

                  (f) Personal guarantee, by Mr. Lien, of a letter of credit dated November 7, 1997 for $900,000, related to the Use Agreement.

                  (g) Personal guarantee, by Mr. Lien and Mrs. Lien, of a line of credit entered into in March 1998 equal to the lesser of $5.0 million or 70% of the lesser of the cost of the Vessel or its estimated fair market value (the "Line of Credit")

                  (h) Mr. Lien and Mrs. Lien agreed to provide a personal guarantee of a commitment for permanent financing (the "Permanent Financing") of the Vessel entered into in March of 1998, equal to the lesser of $5,200,000 or 70% of the lesser of the cost of the Vessel or its estimated fair market value at the time of delivery.

         8. In December 1997, the Company sold a promissory note, payable to the Company by a unaffiliated third-party, to BHL Capital for $110,000. The sales price of the promissory note (the "Note") was approximately $8,000 less than the remaining principal balance. The sales price for the sale of the Note was determined on an arms length basis.

         9. In consideration for the guarantees made by Mr. Lien in 1993 and 1994, on January 26, 1994 the Company issued a warrant to Mr. Lien for 2,000,000 shares of Common Stock at an exercise price of $1.00 per share. This warrant expires in January 2004. In addition, the Company entered into an indemnification agreement with Mr. Lien whereby the Company has agreed to indemnify him from all losses, claims, damages and expenses relating to any guarantees and/or pledges of collateral made by Mr. Lien on behalf of the Company.

         10. The Company leases approximately 4,500 square feet of office space located in Rapid City, South Dakota from BHL Capital under a lease that expires September 30, 1998. The monthly lease payment, including real estate taxes and utilities, is $2,597.

         11. The Company also leases an airplane, on an "as needed" basis, from BHL Capital. The Company incurred lease payments of $26,678 and $43,966 during Fiscal 1997 and Fiscal 1996, respectively.

         12. In November 1997, the Company entered into an agreement to pay BHL Capital $10,625 per month as compensation for BHL Capital's agreement to allow the Company to use certain real property owned by BHL Capital as collateral to secure a letter of credit obtained by the Company with a third-party lender.

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth certain information regarding beneficial ownership of outstanding Shares as of the Record Date, by (i) each person who is known by the Company to own beneficially 5% or more of the outstanding Shares;
(ii) the Company's directors; (iii) all Named Executive Officers; and (iv) all directors and executive officers as a group.

                                                        Shares
                                                     Beneficially     Percent of
               Name                                    Owned(1)         Class
               ----                                  ------------     ----------
Brustuen "Bruce" H. Lien......................     18,487,500(2)(4)     72.0%
3290 Lien Street
Rapid City, SD  57702


Deanna B. Lien(2).............................     18,487,500(3)(4)     72.0%
3290 Lien Street
Rapid City, SD  57702


University of Wyoming Foundation..............      1,900,000            8.0%
P. O. Box 3963
Laramie, WY 82071


Jerry L. Baum.................................        348,052(5)         1.4%
3290 Lien Street
Rapid City, SD  57702

All executive officers and directors as a
group (5 persons).............................     19,141,473(4)(6)     72.7%

---------------

(1) Shares are considered beneficially owned, for purposes of this table, only if held by the person indicated, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of, such securities, or if the person has the right to acquire the beneficial ownership within sixty days, unless otherwise indicated.

(2) This number includes the Shares beneficially owned, or which may be deemed to be beneficially owned, by Brustuen "Bruce" H. Lien. For purposes of this table, the same Shares may be deemed to be beneficially owned by Mr. Lien's wife, Deanna B. Lien.

(3) For purposes of this table, Deanna B. Lien is deemed to be the beneficial owner of the Shares that may be deemed to be beneficially owned by her husband, Brustuen "Bruce" H. Lien.

(4) This number includes 2,000,000 Shares that may be acquired pursuant to a currently exercisable warrant.

(5) This number represents Shares that may be acquired pursuant to currently exercisable stock options.

(6) This number includes 650,806 Shares that may be acquired pursuant to currently exercisable stock options.

                            SOLICITATION OF PROXIES

         This solicitation is being made by mail on behalf of the Board, but may also be made without remuneration by officers or employees of the Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of the enclosed form of Proxy, Notice of Annual Meeting and this Proxy Statement will be borne by the Company. The Company will reimburse banks and brokers who hold Shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the Proxy materials to those persons for whom they hold such Shares. To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers. It is anticipated that the cost of such supplementary solicitations, if any, will not be material.

                                  ANNUAL REPORT

         The Company's Annual Report on Form 10-KSB for the year ended September 30, 1997, including financial statements and financial statement schedules, as filed with the Securities and Exchange Commission is being mailed to Shareholders along with this Proxy Statement.

                                  OTHER MATTERS

         The Company is not aware of any business to be presented for consideration at the Meeting, other than that specified in the Notice of Annual Meeting. If any other matters are properly presented at the Meeting, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

         Any Shareholder who intends to submit a proposal at the 1999 Annual Meeting of Shareholders and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to the Company for consideration no later than April 21, 1999. Such proposal should be sent to the Corporate Secretary of the Company at 3290 Lien Street, Rapid City, South Dakota 57702.

         Any Shareholder proposal submitted with respect to the Company's 1999 Annual Meeting of Shareholders, which proposal is submitted outside the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, will be considered untimely filed for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by the Company after July 5, 1999.

                       NOTICE TO BANKS, BROKER-DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES

         Please advise the Company whether other persons are the beneficial owners of the Shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Shares.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.

                                       By Order of the Board of Directors


                                       /s/ George J. Nelson

                                       George J. Nelson
                                       Secretary

Rapid City, South Dakota
August 18, 1998

PROXY

                           CONCORDE GAMING CORPORATION

                      THIS PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS OF
                           CONCORDE GAMING CORPORATION


         The undersigned hereby appoints George J. Nelson and David L. Crabb, and each of them, as proxies for the undersigned, each with full power of appointment and substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of the $0.01 par value common stock of Concorde Gaming Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on September 21, 1998, at the Radisson Hotel, 445 Mt. Rushmore Road, Rapid City, South Dakota at 10:00 a.m. local time, or at any and all postponements, continuations or adjournments thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY AND FOR EACH OF THE OTHER ITEMS SET FORTH ON THE PROXY.

1.   Proposal to elect the following nominees to the Board of Directors:

                                                           WITHHOLD
                                          FOR              AUTHORITY

           Jerry L. Baum                  [ ]                 [ ]
           Brustuen "Bruce" H. Lien       [ ]                 [ ]
           Deanna B. Lien                 [ ]                 [ ]


2. Proposal for ratification of selection of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending September 30, 1998.

               FOR      [ ]        AGAINST     [ ]        ABSTAIN    [ ]


3. In the discretion of such proxies, upon such other business as may properly come before the Meeting or at any and all postponements, continuations or adjournments thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated August 18, 1998 and the Proxy Statement furnished therewith.

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate.


                                       Dated                             , 1998
                                             ----------------------------


                                       -----------------------------------------
                                       Authorized Signature


                                       -----------------------------------------
                                       Title


                                       -----------------------------------------
                                       Authorized Signature


                                       -----------------------------------------
                                       Title



Please mark boxes [X] in ink. Sign, date and return this Proxy Card promptly using the enclosed envelope.